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                                 Exhibit 10.4

                     AMENDMENT NO. 3 TO CREDIT AGREEMENT
                     -----------------------------------

     THIS AMENDMENT, dated as of February 28, 2000, by and between Prestolite Electric Incorporated, a Delaware corporation, of Ann Arbor, Michigan (herein called "Company"), and Comerica Bank, a Michigan banking corporation, of Detroit, Michigan (herein called "bank").

                             W I T N E S S E T H:

     WHEREAS, said parties desire to amend that certain Second Amended and Restated Credit Agreement dated as of December 31, 1998, entered into by and between Company and Bank, as amended by Amendment No. 1 dated as of July 30, 1999 and Amendment No. 2 dated as of October 28, 1999 (herein called "Agreement"), to modify the financial covenants;

          NOW, THEREFORE, IT IS AGREED that the Agreement is amended as follows:

     1.   Section 10.11 is amended to read in its entirety as follows:

                 "10.11 Maintain Consolidated Capitalization of not less than the following amounts as of the last day of each fiscal quarter during the periods indicated below:

          December 31, 1999 through December 30, 2000 ............  $90,000,00
          December 31, 2000 and thereafter .......................  $92,000,00

     2. Section 10.13 is amended by deleting the dates and ratios specified therein and replacing them with the following:

          December 31, 1999 through June 29, 2000 ................    1.3 to 1
          June 30, 2000 through December 30, 2000 ................    1.5 to 1
          December 31, 2000 and thereafter .......................    1.7 to 1

     3.   Section 10.14 is amended to read in its entirety as follows:

                 "10.14 Maintain a Funded Debt Ratio of not more than the following as of the last day of each fiscal quarter during the periods specified below:

          December 31, 1999 through December 30, 2000 ............    6.6 to 1
          December 31, 2000 and thereafter .......................    5.5 to 1
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     4.   Company and Bank acknowledge and agree that Company is attempting to sell certain of its assets out of the ordinary course of business, and that as a condition to Bank's consent to any proposed sale, Bank may require that all of some of the financial covenants in the Agreement be amended.

     This Amendment shall be effective as of the date hereof and upon payment by Company of a non-refundable amendment fee in the amount of $57,500. Except as modified hereby, all of the terms and conditions of the Agreement and the Revolving Credit Note shall remain in full force and effect. Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) the execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's certificate of incorporation or bylaws and do not require the consent or approval of any governmental body, agency or authority, and this Amendment, and any other documents and instruments required under this Amendment or the Agreement, are valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Section 9.1 through 9.5 and 9.8 through 9.16 of the Agreement are true and correct on and as of the date hereof, and the continuing representations and warranties of Company set forth in Section 9.6 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to Bank by Company in accordance the Agreement; and (c) no Default or Event of Default has occurred and is continuing as of the date hereof.

     WITNESS the execution hereof as of the date and year first above written.


COMERICA BANK                                  PRESTOLITE ELECTRIC INCORPORATED


By: /s/ Peggy Cummins                          By:  /s/ Dennis P. Chelminski
    ----------------------                          --------------------------

Its:  Vice President                           Its: /s/ Controller
      --------------------                          ---------------------------
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                             CONSENT OF GUARANTOR
                             --------------------

     The undersigned guarantor hereby consents to the foregoing Amendment as of the date thereof and reaffirms and ratifies all of its obligations to the Bank under the guaranty of the obligations of Company previously executed and delivered by it.


                                        PRESTOLITE ELECTRIC HOLDING, INC.


                                        By: /s/ Dennis P. Chelminski
                                            --------------------------------
                                        Its:  Controller
                                             -------------------------------